bizzingo
the social network for business


bizzingo CONNECT
How would you like to connect?

Summer 2012

Safe Harbor Statement

Certain statements in this presentation and other written or oral statements made by or on behalf of the Company are "forward looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. The forward looking statements are subject to a number of risks and uncertainties including market acceptance of the Company's services and projects and the Company's continued access to capital and other risks and uncertainties. The actual results the Company achieves may differ materially from those contemplated by any forward-looking statements due to such risks and uncertainties. These statements are based on our current expectations and speak only as of the date of such statements.

Table Of Contents

+ Overview

What is Bizzingo?

The Opportunity

Problem

Many social networks are designed for sharing your personal life. They are **not effective for conducting business**.

Solution

Create a trusted, validated social network for business.

- Verified profiles
- Functionality to support business transactions
- Group communication & collaboration
- Lead generation

Solution: Bizzingo

What?

Bizzingo™ is building the **first validated social network for business**.

How?

As its initial user acquisition strategy, Bizzingo has launched **Bizzingo Connect℠**, a mobile platform that helps people share vital information at meetings, conferences, and events. Using a simple text message, professional organizations and special interest groups are provided with a suite of networking tools to **better engage with their network**.

Why?

People want to conduct business in a **validated, trusted environment**.

+ Products

Bizzingo Connect | Bizzingo



Bizzingo Connect

A Mobile Business Networking Platform

The Mobile Platform

A suite of business networking tools designed for engagement.

Initial use cases:

- **Event/Conference** – connects hosts to their audiences in real-time
- **Bizz Card** – turns paper business cards into a virtual communication tool
- **Meeting** – organizes, manages and archives private meetings

Bizzingo Connect℠ offers a variety of communication modules: Ask a Question, Request Feedback, Download Materials (automatic distribution), Take a Poll, and Request Follow-up.

Benefits

Event/Conference - *Instantly connects a host to their audience*

- Provide immediate value to users before, during, and after an event
- Populate Bizzingo with validated business profiles
- Acquire valuable conference advertising sponsors

Bizz Card - *Eliminates the need for paper business cards*

- Users can exchange validated contact information without manual data-entry
- Faster and easier to create a Bizz Card code than a printed business card
- Ability to distribute materials along with a virtual business card (PPT, PDF)

Meeting - *Manages, organizes and archives private meetings*

- Codes are chronologically organized and searchable
- Consolidated group actions, such as: synchronized acceptance of Terms & Conditions, executed NDAs, and Safe Harbor agreements

A How To

For Hosts

At the beginning and end of a presentation, the host issues a Bizzingo Code to the audience (in place of his personal email or Twitter ID) and instructs them to text the code to **484-494-BIZZ (2499)**. The unique code is a combination of letters and numbers that ties the host to that specific conference session and allows the audience members to provide feedback, request follow up meetings, or ask questions via text messaging (Note: 484-494-BIZZ will soon change to the short code "Intro").

For Audiences

When the audience texts the unique Bizzingo Code into their mobile phones, they will have direct access to the speaker and can interact in real time.

Building Revenue

Bizzingo Connect delivers **multiple** initial revenue streams:

- **Sponsorship**
  - Leveraging sponsors from conference, event, and tradeshow partnerships
- **Advertising**
  - Highly targeted, location specific, premium display advertising
- **Premium Services**
  - Additional meeting codes
  - Vanity codes for very important meetings
  - An "ad-free" network
  - Cataloguing and archiving documents
  - Data storage
  - Extended access to follow ups, timelines and documents

China: A Strategic Entrance

Through our partnership with Sun Enterprises, Bizzingo Connect will enable Chinese brands to advertise, offer discounts, and create loyalty programs.

Why?

- Introduces Bizzingo through a **trusted local partner**
- Establishes a **foothold in the world's largest market**
- Provides **immediate user growth** and **revenue possibilities**


Sunpower

+ Bizzingo

The Social Network for Business

Making the Connection

Bizzingo Connect will become **the mobile component** of the broader Bizzingo network.

Released June 2012


bizzingo CONNECT
Sunpower
MacBook Pro

Future Release

Bizzingo Connect → **Bizzingo**

Bizzingo Connect
A mobile suite of business networking tools

Bizzingo
The (fully integrated) social network for business

Timeline subject to change

The Social Network for Business

Bizzingo™ is the **first validated business social network**; devoid of personal clutter.

- Designed to provide businesses a way to **find** and **engage** one another
- **Direct communication** between businesses, partners and vendors
- **Target-driven search** delivers only **relevant** business results

The Bizzingo network combines familiar applications with the power of social networking to bring businesses a trusted platform to find valuable business opportunities.

Go-to-Market Strategy

Delivering businesses value on day one.

Bizzingo is built on a foundation of **16 million** business listings from Compass Data. Converted from a complex SIC code data structure to an effective keyword model, this will become a **powerful base** for Bizzingo's growth.

The Bizzingo business directory is an immediate **high value** asset.

Benefits include:

- Search queries **immediately** deliver results
- Bizzingo listings appear in external internet searches to **drive traffic**
- A **direct marketing** opportunity encourages businesses to "claim" their profile
- Businesses or individuals joining the network may **find their existing business listing**

User Acquisition Strategy

Our strategy delivers low acquisition costs and rapid growth.

By initially leveraging Bizzingo Connect we will target:

- **Conferences/Events/Tradeshows** to onboard large volumes of **validated users** attached to **key market verticals**
  *Positioning the Bizzingo network as a networking hub for post-event business **interaction** and **follow-up***
- **Affiliate Groups/Professional Organizations** to onboard large volumes of **validated users with common interests**
  *Positioning the Bizzingo network as a **trusted environment** for group engagement*

Validated users** joining the network in vertical markets **interact** with members of Affiliate Groups and Professional Organizations to **surface new opportunities.


Affiliate Group
Affiliate Group
Affiliate Group
Market Vertical
Market Vertical
Market Vertical
Affiliate Group
Affiliate Group
Affiliate Group
Business Directory Foundation

Expanding the Revenue Model

Bizzingo will generate revenue from **multiple streams**:

- **Advertising**
  - Highly targeted display, keyword, search
- **Sponsorship**
  - Site features sponsored by business partners
- **Lead Generation**
  - High-value opportunities based on verified profiles
- **Premium Services**
  - Expanded business services offered
- **Third Party Services**
  - Referral fees from partners

+ Development

The Nuts and Bolts of Bizzingo

Rollout Timeline



2013
Bizzingo:
The Social Network
for Business
3rd Party Partnerships
Bizzingo Connect:
China
Initiate Bizzingo Connect in China
Bizzingo Connect:
Meeting
Vanity / Paid Subscription
Bizzingo Connect:
Bizz Card
October 2012
Bizzingo Connect:
Event/Conference
Multi-Factor Validation (mobile and e-mail)
Now
Analytics and Advertising Network Partner
User Growth
Timeline subject to change
Platform Features

Technology

Bizzingo is built on a highly scalable data storage infrastructure.

- **Cassandra** NoSQL and PostgresSQL for data storage and queries
- **Bizzingo API℠** for control and management of all data
- **Symfony** framework (utilizing MVC) for application logic
- **JavaScript** library (jQuery) for dynamic content presentation

Leverages Amazon's Cloud Computing solutions:

- **CloudFront** for content delivery services
- **Elastic Compute Cloud** (EC2) for computing resources and core servers
- **Auto Scaling** for scalable deployment
- **Amazon Simple Storage Service** (S3) for file storage
- **Multiple Availability Zones** for redundancy and enhanced reliability

Technology Platform Diagram



Memcache
View
Ext CDN
Model View Control (MVC) Symfony
3rd Party Analytics (Google)
Partners
Applications
Bizzingo Network API (JAVA)
External
Internal
Internal
Tools, Global Admin
Search
S1Base
(google)
S2 Filter
(tags)
S3 Connect
(Custom)
Business Intelligence
Internal Analytics
Engine
Security
Ad Server
Risk Manager
Trust Platform
Verification Engine
Social Engine
Certification Engine
Data Base
Cassandra
PostgresSQL
Amazon EC2

Validation Strategy

The key differentiator between Bizzingo and other social networks is **validation**. This strategy eliminates spam profiles, anonymous users, and illegitimate businesses – creating the first trusted social network for business.

Users are validated across ***three verification categories***:

- **Factual** – Personal Identity authentication
- **Social Proof** – Recommendations, referrals, and ratings
- **Certification** – 3rd party validations including degrees, awards, and memberships

"Spammers are responsible for creating **as much as 40%** of the accounts on popular social media sites."

Source: Bloomberg Business Week

Intellectual Property

Social media IP is a **complex and competitive category** with massive portfolios owned by some of the largest players in technology. Through various acquisitions **Bizzingo™** has strategically collected IP and technology to expand its own portfolio. Our strategy **drives** product development, **extends** intellectual property, and **positions us as a competitor in the category**:

Bizzingo has engaged Fish & Richardson, a leading Intellectual Property firm, as counsel to the following activities:

- Track **strategic IP reference** companies
- Review patent acquisition and licensing opportunities
- **Dynamic IP generation** to meet the economic engineering
- Update & utilize historic portfolio property in the main platform

+ Competitive

How Does Bizzingo Measure Up?

Industry Segmentation


Business
bizz bizzingo
the social network for business
PROskore
plaxo
Not Validated
Validated
Individual

Comparison

LinkedIn

LinkedIn is used for individual career advancement.

- Inadequate business profiles
- Broad, poorly targeted search results
- Primary focus on individual consumer needs

Google

Google is an information resource, keenly focused on making search most effective for its largest constituency; the individual consumer.

- A lack of relevant search results due to the inclusion of significant volumes of irrelevant individual search requests for similar keywords
- Increased marketing costs as a result of wasted, non-relevant consumer searches

facebook

Facebook is used for personal interaction; sharing photos, playing games, updating friends.

- Facebook is a consumer-first platform
- Its sheer size makes it hard to get effective exposure for your business
- Too much individual clutter for businesses to be efficient and targeted

+ Company

Inside Bizzingo

Management / Advisors

Douglas Toth – *Chief Executive Officer/Chief Financial Officer*
Mr. Toth has experience in technology, manufacturing, retail and distribution, foreign exchange, media and advertising. He also specializes in financial and SEC reporting, business modeling and internal control systems.

Scot Apathy – *Chief Technical Officer*
Mr. Apathy is a leading Internet strategist, developer and entrepreneur since the inception of the modern Internet.

Mike Sigler – *Director of Development*
Mr. Sigler is a Pioneer technologist working with IT systems and Internet-based applications.

David Briones – *VP of Finance and Compliance*
Mr. Briones has over fourteen years of public accounting and executive level experience. His primary responsibilities are ensuring the Company is in compliance with SEC reporting requirements.

Management / Advisors (cont'd)

Kailani Joy – *Communications Director*
Kailani's expertise ranges from clean tech/high tech marketing, PR, and business development to event production. She joins the Bizzingo team to lend a fresh voice in conveying the mission of the platform, the company, and all current and future partners.

Jeff Kirschner – *Marketing Advisor*
Mr. Kirschner is an award-winning start-up executive with an emphasis on building creative strategy. Most recently, he was the co-founder of IntroMe.

Anna Seibert – *Advertising Advisor*
Ms. Seibert is an online advertising veteran who has been active in digital media since 1998 working with dozens of Fortune 500 marketers and global media agencies.

Dmitry Semenov – *QA Manager*
Mr. Semenov brings 16+ years of progressive technical experience in quality assurance, strategic and operational planning.

Board of Directors

Douglas Toth – *Chairman of the Board*
Mr. Toth's background prepares him to lead Bizzingo's efforts toward technological solutions that focus on providing business solutions within social media.

Gilbert Davila – Mr. Dávila led some of America's top blue chip companies in their general and multicultural marketing and strategies and business development efforts.

Kim Cranston – Mr. Cranston is C.E.O. and Chair of the Board of Transparent Democracy, Chair of the Board of the Global Security Institute, and a member of the Boards of The Climate Response Fund and of the Los Altos Community Foundation. A lawyer by education he currently contributes to publications including the International Herald Tribune, The New York Times, San Francisco Chronicle, and the San Jose Mercury News; and blogs for the Huffington Post.

Board of Directors (cont'd)

David Shamouelian – Mr. Shamouelian is a B2B expert with over 20 years experience in the fashion industry.

Elliot Stein – Mr. Stein has board experience raging from media to finance. In addition to Bizzingo he serves on the board of Caribbean News International Corporation; Apollo Investment Corporation, Multi-Pak Holdings, Cohere Communications and Assay Healthcare Solutions.

Ephraim Lindenbaum – Mr. Lindenbaum is the founder and managing director of Advance Ventures, a Silicon Valley-based venture investment fund and venture development advisory firm that participates in seed and early-stage cleantech, communications/mobility, digital media and information technology start-ups.

Partnerships

BPG Worldwide, a technology company, has been engaged to develop the Bizzingo platform. They have expertise in high-performance web-based software applications and are proficient in the most leading software technologies.

Advance Ventures is a seed and early-stage venture capital firm with venture development services located in Silicon Valley. Advance Ventures actively assists its entrepreneurs build great companies by dedicating significant time to each portfolio company and by leveraging our deep domain expertise in our focus areas. The Advance Ventures team of proven entrepreneurs, investment bankers and venture capitalists work closely with emerging growth companies through its venture development group to create strategies to seize new opportunities, grow their businesses, and increase shareholder value.

Sun Enterprises Group, Ltd., Is a new generation integrated services company focuses on developing business opportunities and partners' networks for international companies in the China market to help them unlock value and maximize potential. The company's mission is to bring brands, products and services from around the world to cater to the ever-growing Chinese consumers. Sun Enterprises Group uses a unique "4M" business model to create an ecosystem for foreign brands entering the China market.

Special Situations

UDM: An Often Overlooked Asset

Universal Database of Music (UDM)

Bizzingo™ currently owns an asset called the Universal Database of Music (UDM). It is a comprehensive repository of music meta-data containing 27 million titles, that may be searched using proprietary tools to make music suggestions and recommendations. These search engine tools can also be adapted to business search.

The company has engaged LM250 Digital as its representative in the sale of UDM. This could provide the company with non-dilutive cash for development and operation of its core business.

Bizzingo™ is currently in discussions with a major software and Internet Information company about the purchase of this asset.

Value of UDM

Although the UDM asset is currently being carried on Bizzingo's books and records at zero value, its worth is subjective to the right purchaser.

Positive

Reproduction cost – The founders of UDM invested over 20 million €'s to create the database and the discovery tools.

Retroactive Evaluation – In 2007, two independent opinions placed the value of the database between 9.5 and 17 million €'s.

Negative

Outdated interface – The software interface was architected in 2009 and needs updating.

Incomplete Data – Additional titles will need to be added to the database to bring it current.

+ Corporate

Additional Information

Corporate Information

ADDRESS
63 Main Street, Suite 202
Flemington, NJ 08822

BPG Worldwide
1901 S. Bascom Avenue – 8th Floor
Campbell, CA 95008

INCORPORATED

Nevada, USA

SYMBOL

OTCQB-BIZZ

Frankfort-0H7F

CIK #-0001359504

SHARE STRUCTURE

Total Issued: Authorized: 106,724,525

Warrants /Options: 43,208,957

Average, Trading Volume: 120,116

Professional Services

LEGAL COUNSEL
Wilson, Sonsini, Goodrich & Rosati (IP)
650 Page Mill Road
Palo Alto, CA 94304

Fish & Richardson (Patent)
1425 K Street, NW
11th Floor
Washington, DC 20005

Dan Luciano (SEC)
242A West Valley Brook Road
Califon NJ 07830

AUDITORS
De Leon & Company, P.A.
510 NW 159th Lane
Pembroke Pines, Florida 33028

PUBLIC RELATIONS
Rubenstein Investor Relations
Kari Neering
212-843-8051
1345 Avenue of the Americas
New York, NY 10105

Disclaimer

For additional information and risk disclosures on Bizzingo please reference our SEC filings, at SEC.gov

THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL, NOR IS IT A SOLICITATION OF OFFERS TO BUY SECURITIES. SUCH AN OFFER CAN BE MADE ONLY BY A CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM TO BE SUBSEQUENTLY PREPARED AND DELIVERED TO QUALIFIED OFFEREES. THIS DOCUMENT IS ONLY INTENDED TO PROVIDE AN INITIAL INTRODUCTION TO BIZZINGO, WHICH MAY BE SUBJECT TO CHANGE, AND WHICH WILL BE SUPERSEDED BY THE FULL BUSINESS PLAN. THIS PRESENTATION MAY NOT BE REPRODUCED OR DISTRIBUTED BY THE RECIPIENT.

+ Contact

To receive a copy of this presentation,
text **BIZZ** to **484-494-BIZZ (2499)**

Publicly trading under the symbol: **BIZZ**

bizzingo

Conference: Bizzingo Presentation
Session: Bizz Tools

Speaker: Douglas Toth
Code: BIZZ

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